UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2006

INVERNESS MEDICAL INNOVATIONS, INC.

(Exact name of registrant as specified in charter)

Delaware	1-16789	04-3565120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 Sawyer Road, Suite 200, Waltham, Massachusetts  02453

(Address of Principal Executive Offices) (Zip Code)

(781) 647-3900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.         Results of Operations And Financial Condition.

On August 2, 2006, Inverness Medical Innovations, Inc. (the “Company”) issued a press release entitled “Inverness Medical Innovations Announces Second Quarter 2006 Results,” a copy of which is furnished with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01.         Financial Statements and Exhibits.

(c)   Exhibits.

Exhibit No.	Description
*99.1	Press Release dated August 2, 2006, entitled “Inverness Medical Innovations Announces Second Quarter 2006 Results”

*                    Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.

Date: August 2, 2006	By:	/s/ Christopher J. Lindop
Christopher J. Lindop
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
*99.1	Press Release dated August 2, 2006, entitled “Inverness Medical Innovations Announces Second Quarter 2006 Results”

*                    Filed herewith.